UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 23, 2004

                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                          333-117232            41-1955181
--------                          ----------            ----------
(State or Other Jurisdiction      (Commission           (I.R.S. Employer
of Incorporation)                 File Number)          Identification No.)

 8400 Normandale Lake Blvd.
 Suite 250
 Minneapolis, Minnesota

                 (Address of Principal Executive Offices) 55437
          -----------------------------------------------------------
                                                       (Zip Code)

     Registrant's telephone number, including area code, is (952) 857-7000
                                                            ----- --- ----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 15, 2004, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the Securities and Exchange Commission on May 10, 2004); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2004 and for the periods ending June 30, 2004 and June 30, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2004 (which was filed with the Securities and Exchange Commission on August 9, 2004), and the Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 22, 2004, July 22, 2004 and August 20, 2004 as such Current Reports related to Ambac Assurance Corporation, are hereby incorporated by reference in this prospectus supplement and in the registration statement and shall be deemed to be a part hereof.



Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

                 Item 601 (a) of
                 Regulation S-K
Exhibit No.      Exhibit No.              Description

1                23             Consent of KPMG LLP,
                                Independent Registered Public Accounting Firm of Ambac Assurance Corporation.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                    By: /s/ Benita Bjorgo
                                       -------------------------
                                  Name: Benita Bjorgo
                                 Title: Vice President

Dated: September 23, 2004

                        EXHIBIT INDEX

            Item 601 (a) of                                     Sequentially
Exhibit     Regulation S-K                                      Numbered
Number      Exhibit No.          Description                    Page

I                   23           Consent of Independent         6
                                 Registered Public Accounting
                                 Firm of Ambac Assurance
                                 Corporation.

                                    EXHIBIT I


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-117232) of Residential Asset Mortgage Products, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated September 23, 2004 of our report dated February 27, 2004 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 15, 2004, and to the reference to our firm under the heading "Experts" in the Prospectus Supplement. Our report refers to changes, in 2003, in Ambac Assurance Corporation's methods of accounting for variable interest entities and stock-based compensation.

/s/ KPMG LLP
KPMG LLP
New York, New York
September 23, 2004